UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

 Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to ss.240.14a-12

NEW RIVER FUNDS

(Name of Registrant as Specified In Its Charter)

__________________________________________________________

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NEW RIVER FUNDS

1881 Grove Avenue

Radford, Virginia 24141

(866) 672-3863

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS OF

NEW RIVER CORE EQUITY FUND

To be held January 8, 2007

To the Shareholders of New River Core Equity Fund:

Notice is hereby given that a special meeting of the shareholders (the “Special Meeting”) of the New River Core Equity Fund (the “Fund”), a series of shares of New River Funds (the “Trust”), will be held at 10:00 a.m. (Eastern time), on January 8, 2007 at the offices of the Trust, 1881 Grove Avenue, Radford, Virginia 24141.  At the Special Meeting, you will be asked to consider and approve the following proposals:

1.

To approve a new investment sub-advisory agreement between New River Advisers LLC, the investment adviser to the Fund, and Howe and Rusling, Inc.

2.

To approve the use of a “manager of managers” arrangement whereby New River Advisers LLC will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

3.

To address any other business that may properly come before the meeting or any adjournments thereof.

Information concerning the proposals is provided in the proxy statement attached to this Notice. The Board of Trustees of the Trust has fixed the close of business on December 1, 2006 as the record date for determining the number of votes entitled to be cast at the meeting or any adjournments thereof.  You may vote at the Special Meeting (or any adjournments thereof) only if you were a shareholder of record of the Fund as of December 1, 2006.

We urge you to spend a few minutes reviewing the proposals in the proxy statement and encourage you to vote.  If you attend the Special Meeting, you may vote your shares in person.  If you do not expect to attend the Special Meeting, please vote by completing the enclosed proxy card and returning it in the accompanying stamped envelope.  It is extremely important that your shares be represented at this Special Meeting, no matter how many shares you own. Your prompt response will help to avoid the additional expense of further solicitation.  We ask your cooperation in returning your signed proxy card promptly.

Please read the enclosed materials carefully and provide your voting instructions.

By Order of the Board of Trustees,

___/s/ Theodore Fisher, Esq.___

Theodore Fisher, Esq.,/ Secretary

Radford, Virginia

December 8, 2006

QUESTIONS AND ANSWERS

New River Funds (the “Trust”) is a Delaware statutory trust consisting of the following publicly offered funds:  New River Small Cap Fund and New River Core Equity Fund.  The accompanying Proxy Statement pertains only to matters affecting the New River Core Equity Fund (the “Fund”).  The following Questions and Answers are intended to provide an overview of the information provided in the Proxy Statement.  If you have any questions, please do not hesitate to call us at (866) 672-3863.

Q.         Who is eligible to vote?

A.         Shareholders of record as of the close of business on December 1, 2006 (the “Record Date”) of the Fund are entitled to be present and to vote at the special meeting of the shareholders (the “Special Meeting”) or any adjournment thereof.  Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each proposal presented at the Special Meeting.

Q.         On what proposals am I being asked to vote?

A.         You are being asked to approve the following two proposals:

•

Under Proposal 1, you are being asked to approve a new investment sub-advisory agreement (the “Proposed Sub-Advisory Agreement”) between New River Advisers LLC, the investment adviser to the Fund, and Howe and Rusling, Inc. (“Howe and Rusling”), for the provision of portfolio investment sub-advisory services to the Fund.  Pursuant to the Proposed Sub-Advisory Agreement and subject to the oversight and supervision by New River Advisers LLC and the officers and Board of Trustees of the Trust (the “Board”), Howe and Rusling will manage the investment and reinvestment of the assets of the Fund.

•

Under Proposal 2, you are being asked to approve the use of a “manager of managers” arrangement with respect to the Fund whereby New River Advisers LLC will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval

INFORMATION ABOUT PROPOSAL 1

Q.         Why am I being asked to approve the Proposed Sub-Advisory Agreement under Proposal 1?

A.         On October 31, 2006 (the “Closing”), Third Security LLC, the parent company of both Howe and Rusling and New River Advisers LLC, sold its ownership interest in Howe and Rusling to H&R of Rochester Corp., a company formed for the purpose of acquiring Howe and Rusling.  H&R of Rochester Corp. is owned by a group of investors unaffiliated with New River Advisers LLC and consisting of the following individuals:  Craig D. Cairns, Casimir P. Ryan, Jr., Mary Lisa Sisson, Robert Cairns, Martin Cournan and Kurt Gelke.  Mr. Craig D. Cairns is president and Ms. Sisson and Mr. Ryan are vice presidents of Howe and Rusling.

The sale of Howe & Rusling by Third Security LLC constituted an “assignment” of the prior sub-advisory agreement (the “Former Sub-Advisory Agreement”) under the Investment Company Act of 1940, as amended (the “1940 Act”).  As required by the 1940 Act, the Former Sub-Advisory Agreement contained a provision that the Former Sub-Advisory Agreement would automatically terminate in the event of its assignment.  Therefore, on the date of the Closing, the Former Sub-Advisory Agreement was terminated as a result of the consummation of the transaction.

Under the 1940 Act, shareholder approval is generally required to retain an adviser or sub-adviser.  However, the 1940 Act allows for the adoption of interim advisory and sub-advisory agreements under certain conditions.  Therefore, to ensure the continued management of the investment portfolio of the Fund following the termination of the Former Sub-Advisory Agreement, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (the “Independent Trustees”), adopted an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”).

The Interim Sub-Advisory Agreement may only remain in effect for a maximum period of 150 days after the Closing.  Therefore, due to the temporary nature of the Interim Sub-Advisory Agreement, the Board and the Independent Trustees also approved the Proposed Sub-Advisory Agreement.  A copy of the Proposed Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A.  Because the 1940 Act requires that the Proposed Sub-Advisory Agreement be approved by the shareholders of the Fund, the Board has submitted the Proposed Sub-Advisory Agreement to Fund shareholders under this Proxy Statement and recommends that shareholders vote “FOR” the proposal.

Q.         How will my approval of this proposal affect the management and operation of the Funds?

A.         New River Advisers LLC has been the manager and Howe and Rusling has been the sub-adviser for the Fund since its inception.  The Proposed Sub-Advisory Agreement contains substantially the same material terms as the Former Sub-Advisory Agreement.  Following the approval of the Proposed Sub-Advisory Agreement, New River Advisers LLC will continue to provide overall management of the Fund and will continue to delegate portfolio management duties to Howe and Rusling.  Howe and Rusling will continue to be responsible for the purchase, retention and disposition of the securities in the Fund’s investment portfolio, in accordance with the stated investment objectives of the Fund.

Q.         What are the primary reasons for the selection of Howe and Rusling as sub-adviser for the Fund?

A.         The Board weighed a number of factors in reaching its decision regarding the approval of Howe and Rusling as an investment sub-adviser for the Fund, including:

•

the history, reputation, qualification and background style of Howe and Rusling and of its investment personnel in conjunction with the investment objectives of the Fund;

•

the Board's evaluation of Howe and Rusling’s skills and performance record in managing assets pursuant to specific investment styles and strategies, including its performance record since the inception of the Fund;

•

Howe and Rusling’s qualifications to implement the investment objectives of the Fund; and

•

the fact that New River Advisers LLC will continue as the overall manager of the Fund.

Q.         Does the proposed change mean that the Fund’s investment objective or principal investment strategies are being changed?

A.         No. Retaining Howe and Rusling as sub-adviser will not alter the Fund’s investment objective or investment strategies.

Q.         Does the proposed change mean that the Fund’s investment advisory fee will increase?

A.         No.  The investment advisory fee paid by shareholders will not be affected if shareholders approve the Proposed Sub-Advisory Agreement.  New River Advisers LLC will pay the same investment sub-advisory fee to Howe and Rusling that it currently pays to Howe and Rusling under the Interim Sub-Advisory Agreement and that they paid to Howe and Rusling under the Former Sub-Advisory Agreement.

Q.         Has the Board approved the proposal?

A.         Yes.  The Board has approved the proposal and recommends that shareholders of the Fund vote “FOR” the proposal.

Q.         Are there any differences between the former agreement, interim agreement and the proposed agreement?

A.         There are no material differences between the Former Sub-Advisory Agreement, Interim Sub-Advisory Agreement and Proposed Sub-Advisory Agreement except, in the case of the:

(1) Interim Sub-Advisory Agreement, provisions relating to the term and certain escrow requirements.  The Interim Sub-Advisory Agreement may be terminated by either party upon 10 days’ written notice and any fees payable to Howe and Rusling under the Interim Sub-Advisory Agreement shall be held in escrow until the Proposed Sub-Advisory Agreement is approved by shareholders.

(2) Proposed Sub-Advisory Agreement, provisions relating to termination.  The duration of the Proposed Sub-Advisory Agreement is five years.  The duration of the Former Sub-Advisory Agreement was two years.  Under the Proposed Sub-Advisory Agreement, New River Advisers LLC is the only party with the right to terminate the Agreement in the event the other party breaches the Agreement or at anytime, provided New River Advisers LLC provides 30 days written notice.  The Former Sub-Advisory Agreement allowed each party to terminate the Agreement if the other party breached or upon 30 days written notice to the other party.   A majority of the Trustees of the Fund continue to have the right to terminate the Proposed Sub-Advisory Agreement upon 30 days written notice, as was the case with the Former Sub-Advisory Agreement.  Additionally, under Section 15(a) of the 1940 Act, the Proposed Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days’ written notice to Howe and Rusling.

As described above, New River Advisers LLC will continue to provide overall management of the Fund and will delegate portfolio management responsibilities to Howe and Rusling.  Your approval of the Proposed Sub-Advisory Agreement will not increase the management fees or overall expenses of the Fund, or decrease the nature, extent, or quality of services provided to the Fund.

INFORMATION ABOUT PROPOSAL 2

Q.         Why am I being asked to approve the manager of managers arrangement under Proposal 2?

A.         Under the Investment Management Agreement between New River Advisers LLC and the Fund, New River Advisers LLC, subject to the supervision of the Board and the approval of the Fund’s shareholders, serves as investment manager to the Fund.  New River Advisers LLC is permitted under the Investment Management Agreement, at its own expense, to select and contract with one or more sub-advisers to perform some or all of the services for the Fund for which New River Advisers LLC is responsible.  If New River Advisers LLC delegates portfolio management duties to a sub-adviser with respect to an investment portfolio of the Trust, the 1940 Act requires that the sub-advisory agreement must be approved by the shareholders of that investment portfolio.  Therefore, to comply with Section 15 of the 1940 Act, each investment portfolio of the Trust, including the Fund, must obtain shareholder approval of a sub-advisory agreement in order to employ one or more sub-advisers, replace an existing sub-adviser with a new sub-adviser, materially change the terms of a sub-advisory agreement, or continue the employment of an existing sub-adviser when that sub-advisory agreement terminates because of an assignment (as such term is defined under the 1940 Act) of the agreement.  The proposed “manager of managers” arrangement under Proposal 2 is intended to enable the Fund to operate with greater efficiency and help the Fund enhance performance by allowing New River Advisers LLC to retain sub-advisers best suited to the needs of the Fund without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers and related sub-advisory agreements.

Q.

How will the Fund benefit under the manager of managers arrangement if Proposal 2 is approved?

A.

The process of seeking shareholder approval is administratively expensive.  These costs are generally borne by the mutual fund.  In addition, the process of seeking shareholder approval may cause delays in executing changes that the mutual fund, its board of trustees and its investment adviser have determined are necessary or desirable.  If shareholders of the Fund approve Proposal 2 and authorize the manager of managers arrangement for the Fund, the Board would be able to act more quickly and with less expense to the Fund to appoint an unaffiliated sub-adviser.

Q.

How does Proposal 2 affect my right to vote on sub-advisory agreements?

A.

If Proposal 2 is approved, New River Advisers LLC generally would be permitted to appoint and replace unaffiliated sub-advisers to the Fund, and enter into and amend sub-advisory agreements with unaffiliated sub-advisers on behalf of the Fund without shareholders approval.  On the other hand, shareholder approval will continue to be required with respect to the appointment of new affiliated sub-advisers to the Fund, and entry into and amendment of sub-advisory agreements with such affiliated sub-advisers.  Notwithstanding the foregoing, operation of the Fund under the proposed manager of managers arrangement would not permit the investment management fees paid by the Fund to New River Advisers LLC to be increased without shareholder approval.

Q.

How will the interests of shareholders be protected under the proposed manager of managers arrangement?

A.

If New River Advisers LLC hires a sub-adviser to carry out the investment program of the Fund, the Investment Management Agreement requires New River Advisers LLC to continuously review, supervise and (where appropriate) administer the investment program of the Funds.  In addition, the Board, including the Independent Trustees, will continue to oversee the sub-adviser selection process, as well as evaluate and approve all sub-advisory agreements and amendments thereto with unaffiliated sub-advisers.  Shareholders will receive notice of, and information pertaining to, any new sub-advisory agreement or any material change to a sub-advisory agreement.  In particular, shareholders would receive the same information about a new sub-advisory agreement and a new sub-adviser that they would receive in a proxy statement related to their approval of a new sub-advisory agreement in the absence of a manager of managers arrangement.

Q.         Has the Board approved the proposal?

A.         Yes.  The Board has approved the proposal and recommends that shareholders of the Fund vote “FOR” the proposal.

GENERAL VOTING INFORMATION

Q.         Who is asking for my vote?

A.         The Board is requesting your vote on the proposals discussed more fully in the accompanying Proxy Statement.  The Board unanimously voted to approve the proposals on July 14, 2006, and recommends that you vote FOR each proposal.

Q.         What vote is required?

A.         Approval of each proposal requires the vote of the “majority of the outstanding voting securities,” which is defined under the 1940 Act as the lesser of:  (i) 67 percent or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50 percent of the outstanding voting shares entitled to vote thereon are present in person or represented by proxy; or (ii) more than 50 percent of the outstanding shares of the Fund entitled to vote thereon.

Q.         How may I vote my shares?

A.         You may attend the Special Meeting and vote in person or you may complete and return the enclosed proxy card.  Proxy cards that are properly signed, dated and received at or prior to the Special Meeting will be voted as specified.  If you simply sign and date the proxy card, but do not indicate a specific vote for a proposal, your shares will be voted FOR the proposal and to GRANT discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting.  Abstentions will be treated as votes AGAINST the proposals.

Shareholders who execute proxies may revoke them at any time before they are voted by (i) filing with the Fund a written notice of revocation, (ii) timely voting a proxy bearing a later date or (iii) by attending the Special Meeting and voting in person.

Q.         How can a quorum be established?

A.         A majority of the Fund’s outstanding shares, present in person or represented by proxy, constitutes a quorum at the Special Meeting.  Proxies returned for shares that represent broker non-votes (as described below), and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Q.         How will “broker non-votes” be counted?

A.         The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, these shares will be considered “broker non-votes.”

Broker non-votes will not count towards the number of votes in favor of the approval of the Proposed Sub-Advisory Agreement or the manager of managers arrangement, which means they will have the effect of a vote against these proposals.  With respect to any other business that may properly come before the meeting, the effect of broker non-votes will be dependent upon the vote that is required to approve such proposal.

Q.         Can shareholders submit additional proposals?

A.         The Trust and the Fund are not required, and do not intend, to hold regular annual meetings of shareholders.  Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for any future meeting of shareholders should send their written proposals to New River Funds, 1881 Grove Avenue, Radford, Virginia 24141, so they are received within a reasonable time before any such meeting.  No business other than the matters described above is expected to come before the Special Meeting.  If any other matters arise requiring a vote of shareholders, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to his or her best judgment in the interests of the Fund.

Q.         What will happen if there are not enough votes to approve the proposals?

A.         It is important that we receive your signed proxy card to ensure that there is a quorum for the Special Meeting. If we do not receive your vote after several weeks, you may be contacted by officers of the Trust or New River Advisers LLC, who will remind you to vote your shares and help you return your proxy. In the event a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities, and the nature of the reasons for such further solicitation.

Q.         How do I sign the proxy card?

A.          INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity.  This can be shown in the form of the account registration itself or by the individual executing the proxy card.

            For example, a trustee for a trust should include his or her title when he or she signs, such as “Jane Doe, Trustee”; or an authorized officer of a company should indicate his or her position with the company, such as “John Smith, President.”

Your vote is important.  Please call (866) 672-3863 if you have any questions about this proxy statement or the enclosed proxy.  Even if you plan to attend the Special Meeting, you can vote in advance.  Please be sure to cast your vote as soon as possible.

NEW RIVER FUNDS

1881 Grove Avenue

Radford, Virginia 24141

(866) 672-3863

SPECIAL MEETING OF SHAREHOLDERS

OF THE

NEW RIVER CORE EQUITY FUND

TO BE HELD ON JANUARY 8, 2007

PROXY STATEMENT

This Proxy Statement is furnished to the shareholders of the New River Core Equity Fund (the “Fund”) in connection with the solicitation by the Board of Trustees of proxies to be used at a Special Meeting (the “Special Meeting”) of shareholders to be held on January 8, 2007, or any adjournment or adjournments thereof.  This Proxy Statement and attached materials will first be mailed on or about December 8, 2006, or as soon as practicable thereafter.  The close of business on December 1, 2006 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Meeting.  Each shareholder shall be entitled to one vote for each full share and a fractional vote for each fractional share owned by such shareholder (determined as of the Record Date) on any matter on which such shareholder is entitled to vote.

Proposals

At the Special Meeting, you will be asked to consider the following proposals:

1.

To approve a new investment sub-advisory agreement between New River Advisers LLC and Howe and Rusling, Inc.

2.

To approve the use of a “manager of managers” arrangement whereby New River Advisers LLC will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

3.

To address any other business that may properly come before the meeting or any adjournments thereof.

The Trusts’ last audited financial statements and Annual Report to Shareholders for the fiscal year ended August 31, 2006, and the Semi-Annual Report to Shareholders dated February 28, 2006, are available upon request and free of charge.  To obtain a copy, please call New River Funds at 866-NRA-FUND (866-672-3863) or visit the Trust’s website at www.newriverfunds.com.  You may also request a copy by writing to New River Funds, c/o Gemini Fund Services, Inc., 4020 South 147th Street, Omaha, Nebraska 68137.

SUMMARY OF PROPOSAL 1

Background

Under the existing Investment Management Agreement between New River Advisers LLC and the Fund (the “Management Agreement”), New River Advisers LLC may, and currently does, delegate investment portfolio management responsibilities for the Fund to a sub-adviser.  Since the inception of the Fund, Howe and Rusling, Inc. (“Howe and Rusling”) has served as the sub-adviser to the Fund.

At its meeting held on July 14, 2006, the Board of Trustees (the “Board”) of New River Funds (the “Trust”) discussed Proposal 1 described in this Proxy Statement.  The Board, including the Independent Trustees, voted unanimously to approve an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) retaining Howe and Rusling as the sub-adviser for the Fund.  The Board, including the Independent Trustees, also voted unanimously to recommend the shareholders approve a new investment sub-advisory agreement (the “Proposed Sub-Advisory Agreement”) attached as Exhibit A.

The Interim and Proposed Sub-Advisory Agreements are necessary because on October 31, 2006 (the “Closing Date”), Third Security LLC, the parent company of both New River Advisers LLC and Howe and Rusling, sold its ownership interest in Howe and Rusling to H&R of Rochester Corp., a company formed for the purpose of acquiring Howe and Rusling.  H&R of Rochester Corp. is owned by a group of investors unaffiliated with New River Advisers LLC and consisting of the following individuals:  Craig D. Cairns, Mary Lisa Sisson, Casimir P. Ryan, Jr., Robert Cairns, Martin Cournan and Kurt Gelke.  Mr. Craig D. Cairns is president and Ms. Sisson and Mr. Ryan are vice presidents of Howe and Rusling.  Prior to October 31, 2006, Howe and Rusling was an indirect wholly-owned subsidiary of Third Security, LLC.

  Under Section 15(a)(4) of the Investment Company Act of 1940, as amended (the “1940 Act”), the sale resulted in an assignment of the former sub-advisory agreement (the “Former Sub-Advisory Agreement”), entered into on September 12, 2003 and amended July 1, 2004, and was automatically terminated.  The Former Sub-Advisory Agreement was approved by the Fund’s initial shareholder on September 12, 2003 and has not been voted on by shareholders since that time.  The Interim Sub-Advisory Agreement, which became effective on the Closing Date, will remain effective until the shareholders of the Fund approve the Proposed Sub-Advisory Agreement or 150 days after the Closing Date, whichever occurs first.

The terms of the Proposed Sub-Advisory Agreement are substantially the same as the terms in the Former Sub-Advisory Agreement, with the following exceptions.  The Proposed Sub-Advisory Agreement now contains a provision describing the Interim Sub-Advisory Agreement, which did not appear in the Former Sub-Advisory Agreement.  The duration of the Proposed Sub-Advisory Agreement is five years.  The duration of the Former Sub-Advisory Agreement was two years.  Under the Proposed Sub-Advisory Agreement, New River Advisers LLC is the only party with the right to terminate the Agreement in the event the other party breaches the Agreement or at anytime, provided New River Advisers LLC provides 30 days written notice.  The Former Sub-Advisory Agreement allowed each party to terminate the Agreement if the other party breached or upon 30 days written notice to the other party.   A majority of the Trustees of the Fund continue to have the right to terminate the Proposed Sub-Advisory Agreement upon 30 days written notice, as was the case with the Former Sub-Advisory Agreement.  Additionally, under Section 15(a) of the 1940 Act, the Proposed Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days’ written notice to Howe and Rusling.

The Proposed Sub-Advisory Agreement and the Interim Advisory Agreement also contain substantially the same terms, except for those noted in the previous paragraph.  In addition, the Interim Sub-Advisory Agreement provides, pursuant to Rule 15a-4(b)(2) under the 1940 Act, that:  (i) it is on the same terms as and the fees are the same as the Former Sub-Advisory Agreement, (ii) any fees payable to Howe and Rusling under the Interim Sub-Advisory Agreement shall be held in escrow until the Proposed Sub-Advisory Agreement is approved by shareholders and, (iii) it may be terminated by either party upon 10 days’ written notice.

The Board believes that Fund shareholders can benefit most from management of the Fund’s investment portfolio by Howe and Rusling, which has demonstrated superior performance and portfolio manager stability.  Howe and Rusling does not currently contemplate that there would be any material changes to the Fund’s principal investment strategies if the Proposed Sub-Advisory Agreement is approved.

Howe and Rusling shall carry out its responsibilities under the Interim and Proposed Sub-Advisory Agreements in compliance with:  (a) the Fund’s investment objectives, policies, and restrictions as set forth in the Fund’s current prospectus and statement of additional information, (b) such policies or directives as the Fund’s Trustees may from time to time establish or issue and communicate to Howe and Rusling in writing, and (c) applicable law and related regulations.  In particular, Howe and Rusling shall continue to furnish an investment program for the Fund and shall continue to determine from time to time in its discretion the securities and other investments to be purchased or sold or exchanged and what portions of the Fund shall be held in various securities, or other investments.  In this connection, Howe and Rusling shall provide New River Advisers LLC and the officers and Trustees of the Fund with such reports and documentation as the latter shall reasonably request regarding Howe and Rusling’s management of the Fund’s assets.  Consistent with the requirements of the 1940 Act and applicable state law, Howe and Rusling, in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Interim and Proposed Sub-Advisory Agreements, shall not be liable for any loss arising out of any investment.

Under the Interim and Proposed Sub-Advisory Agreements, New River Advisers LLC engages, at its own expense, the services of Howe and Rusling in connection with New River Advisers LLC’s management of the Fund.  For the services provided and the expenses assumed with respect to the Fund, New River Advisers LLC agrees to pay Howe and Rusling a monthly fee equal to 40% of the monthly management fee rate that the Fund is obligated to pay New River Advisers LLC under its Investment Management Agreement.  If, in any fiscal year the aggregate expenses of the Fund exceed any applicable expense limitation, and New River Advisers LLC, pursuant to an agreement with the Fund to limit such expenses (the “Expense Limitation Agreement”), waives all or a portion of its management fee or reimburses the Fund for expenses to the extent required to satisfy such limitation, the fee paid to Howe and Rusling will be reduced pro rata by the amount of any such waiver of the management fee.  In the previous fiscal year ended August 31, 2006, the fees paid to Howe and Rusling by New River Advisers LLC, after reducing the Fund’s operating costs in accordance with the Expense Limitation Agreement, were $0.  The Fund will not pay any fees directly to Howe and Rusling as the sub-adviser.

In compliance with Rule 15a-4(b)(2) under the 1940 Act, the compensation paid under Interim Sub-Advisory Agreement is the same as that which was paid under the Former Sub-Advisory Agreement.  Additionally, the fees paid to Howe and Rusling under the Interim Sub-Advisory Agreement are currently being held in an escrow account and will be paid to Howe and Rusling upon shareholder approval of the Proposed Sub-Advisory Agreement.  If the Proposed Sub-Advisory Agreement is not approved by shareholders by the end of the 150-day period for which the Interim Sub-Advisory Agreement may be in effect, then Howe and Rusling will receive the lesser of:  (1) any costs it incurred in performing its obligations under the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow); or (2) the total amount in the escrow account (plus interest).

The Proposed Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty by: (1) the vote of a majority of the Trustees of the Trust or by New River Advisers LLC, in each case, on not less than 30 days nor more than 60 days written notice to the sub-adviser, or (2) by New River Advisers LLC immediately upon written notice to the other parties in the event of a breach of any provision of the Proposed Sub-Advisory Agreement.  The Proposed Sub-Advisory Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Investment Management Agreement between the Fund and New River Advisers LLC regarding New River Adviser LLC’s management of the Fund.  Additionally, under Section 15(a) of the 1940 Act, the Proposed Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days’ written notice to Howe and Rusling.

As noted above, the sale of Howe and Rusling to H&R of Rochester Corp. by Third Security LLC (the “Sale”) resulted in the assignment of the Former Sub-Advisory Agreement.  Under Section 15(f) of the 1940 Act, an investment adviser or affiliated person of such investment adviser is permitted to receive any amount or benefit in connection with a sale of any interest in such investment adviser that results in an assignment of an investment advisory contract if:  (1) for a period of three years after the sale, at least 75 percent of the members of the Board of Trustees are not interested persons (as such term is defined in the 1940 Act) of any current or predecessor investment adviser to the Trust; and (2) no unfair burden is imposed on the Trust as a result of the sale or any express or implied terms, conditions, or understandings applicable thereto.  The Trust intends to comply with the requirements of Section 15(f) and the Board of Trustees has determined that the Sale did not result in an unfair burden on the Trust.

Board Considerations

The form of the Proposed Sub-Advisory Agreement is attached hereto and labeled as Exhibit A.  The Board, including all of the Independent Trustees, held a meeting on July 14, 2006, to consider the Proposed Sub-Advisory Agreement.  At that meeting, the Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at meetings of the Board and the Audit Committee. The Board, including the Independent Trustees (who comprise 75% of the Board) assisted by the advice of independent counsel, also evaluated and considered, among other things, written information provided in advance of the meeting by New River Advisers LLC and Howe and Rusling as well as answers to questions posed by the Board to representatives of New River Advisers LLC and Howe and Rusling.

The Board did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors.  The approval determination was made on the basis of each Trustee’s business judgment after considering all of the factors taken as a whole.  Below is a discussion of the information considered by the Board, as well as the Board’s conclusion with respect to the Proposed Sub-Advisory Agreement.

Nature, Extent and Quality of Services

The Board examined the nature, extent and quality of the services provided by Howe and Rusling to the Fund.  The Board evaluated the experience of Howe and Rusling’s key personnel providing portfolio management services to the Fund, noting particularly their advanced degrees, certifications, and significant number of years of investment management experience.  In addition, the Board evaluated Howe and Rusling’s financial strength, as evidenced by the profitability presented in their audited financial statements.  The Board also reviewed the terms of the Proposed Sub-Advisory Agreement and the responsibilities of Howe and Rusling noting that, since the inception of the Fund, Howe and Rusling has satisfactorily performed these services, including managing the investment operations and composition of the Fund’s portfolio in accordance with the investment objective and strategies stated in the Trust’s Prospectus and Statement of Additional Information, as from time to time in effect.  The Board also considered that New River Advisers LLC, in its capacity as manager of the Fund, would continue to oversee the investment sub-advisory services performed by Howe and Rusling.  With respect to the Fund, the Board concluded that it was satisfied with the nature, quality and extent of the services provided by Howe and Rusling under the Former Sub-Advisory Agreement, and determined there was a reasonable basis to conclude that Howe and Rusling would continue to provide satisfactory investment sub-advisory services to the Fund.

Investment Performance

The Board examined information provided by New River Advisers LLC regarding the performance history of the Fund compared to its benchmark index for the one year period ended June 30, 2006, and for the period from the Fund’s inception on October 1, 2003 through June 30, 2006.  The Board also reviewed data prepared by an independent firm that consisted of detailed performance information for the Fund and its peer group.  The Board also considered the small size of the Fund.  The Board concluded that approval of the Proposed Sub-Advisory Agreement was appropriate in light of the limited operating history, relatively small asset size of the Fund and the steps being taken by Howe and Rusling to improve performance.  The Board requested that New River Advisers LLC closely monitor the performance of the Fund because of its significant underperformance compared to its benchmark.  The Fund underperformed its benchmark, the S&P 500 Total Return Index, for the one year period ended June 30, 2006 by 4.54% and for the period since the Fund’s inception by 2.03%.  For the one year period ended May 31, 2006 and for the period since the Fund’s inception, the Fund underperformed the median and average performance of its peer group by 2.22% and 3.68%, respectively for the one year period and 3.89% and 2.04%, respectively since the Fund’s inception.

Costs of Services Provided and Profits Realized

The Board noted that the Fund does not compensate Howe and Rusling for sub-advisory services, but rather New River Advisers LLC compensates Howe and Rusling out of the management fee received from the Fund.  The Board also noted that to the extent New River Advisers LLC waives a portion or all of its advisory fee from the Fund in accordance with the Contractual Management Fee Waiver Agreement (the “Expense Limitation Agreement”) between New River Advisers LLC and the Fund, Howe and Rusling waives an equal portion of its sub-advisory fee.  In light of the net asset levels of the Fund and the costs of services to be provided by Howe and Rusling, the Board concluded that the cost of services to be provided are reasonable and the profits to be realized by Howe and Rusling are likely to be relatively modest in light of the net asset levels of the Fund.

Intangible Benefits

The Board considered the fact that there are no other tangible benefits to Howe and Rusling in providing investment sub-advisory services to the Fund, other than the fee to be earned under the Proposed Sub-Advisory Agreement.  The Board noted that Howe and Rusling does not use soft dollar arrangements in connection with services provided to the Fund.  There may be certain intangible benefits gained to the extent that serving the Fund could enhance the reputation of Howe and Rusling in the marketplace, and, therefore, would enable Howe and Rusling to attract additional client relationships.  The Board concluded that the benefits to be derived by Howe and Rusling were reasonable and consistent with the types of benefits generally derived by sub-advisers to mutual funds.

Economies of Scale

The Board considered whether the Fund has benefited from economies of scale and whether there is a potential for future realization of economies of scale with respect to the Fund.  The Board considered Howe and Rusling’s waiver of fees under the Expense Limitation Agreement and the Proposed Sub-Advisory Agreement and the materials provided by the independent firm described above that showed that the net assets of the Fund were generally at the lower end of the net asset range of the Fund’s peer group.  Therefore, the Board concluded that the advisory fee structure for the Proposed Sub-Advisory Agreement was reasonable and that no changes were necessary to reflect economies of scale.

Conclusion

The Board, having requested and received such information from New River Advisers LLC and Howe and Rusling as the Board believed to be reasonably necessary to evaluate the terms of the Proposed Sub-Advisory Agreement, unanimously approved the Proposed Sub-Advisory Agreement.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT

SUMMARY OF PROPOSAL 2

Background

Under the Management Agreement between New River Advisers LLC and the Fund, New River Advisers LLC, subject to the supervision of the Board and the approval of the Fund’s shareholders, serves as investment manager to the Fund.  New River Advisers LLC is permitted under the Management Agreement, at its own expense, to select and contract with one or more sub-advisers to perform some or all of the services for the Fund for which New River Advisers LLC is responsible.  If New River Advisers LLC hires a sub-adviser to carry out the investment program of the Fund, the Management Agreement provides that New River Advisers LLC will continuously review, supervise and (where appropriate) administer the investment program of the Funds.

If New River Advisers LLC delegates portfolio management duties to a sub-adviser with respect to an investment portfolio of the Trust, the 1940 Act requires that the sub-advisory agreement must be approved by the shareholders of that investment portfolio.  Specifically, Section 15 of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders.  Therefore, to comply with Section 15 of the 1940 Act, each investment portfolio of the Trust, including the Fund, must obtain shareholder approval of a sub-advisory agreement in order to employ one or more sub-advisers, replace an existing sub-adviser with a new sub-adviser, materially change the terms of a sub-advisory agreement, or continue the employment of an existing sub-adviser when that sub-advisory agreement terminates because of an assignment (as such term is defined under the 1940 Act) of the agreement.

“Manager of Managers” Arrangement

Because of the expense and delays associated with obtaining shareholder approval of sub-advisers and related sub-advisory agreements, many mutual fund investment advisers have requested and obtained orders (“Orders”) from the Securities and Exchange Commission (the “SEC”) exempting them and the mutual funds they manage from certain requirements of Section 15 of the 1940 Act and the rules thereunder.  Subject to the conditions delineated therein, the Orders permit mutual funds and their respective advisers to employ a “manager of managers” arrangement with respect to the funds, whereby the advisers may retain unaffiliated sub-advisers for the funds without first obtaining shareholder approval.  On August 1, 2006, New River Advisers LLC and the Trust filed an application with the SEC seeking an Order that would permit the adoption of a manager of managers arrangement.

In addition to Orders granted by the SEC, on October 23, 2003, the SEC proposed Rule 15a-5 under the 1940 Act (the “Rule”).  If adopted as proposed, the Rule would permit the Board and New River Advisers LLC to employ a “manager of managers” arrangement with respect to the Fund without obtaining an Order, provided that shareholders of the Fund approve the “manager of managers” arrangement prior to implementation.  The ultimate conditions that would be included in the final Rule are expected to be very similar to those included in recent Orders, but the conditions could differ to some extent from those in recent Orders or the proposed Rule.

Employment of the “manager of managers” arrangement by New River Advisers LLC and the Fund requires approval by the Fund’s shareholders and is contingent upon either receipt of an Order from the SEC or the adoption of the Rule by the SEC.  Neither New River Advisers LLC nor the Fund can assure that the SEC will either grant an Order or adopt the Rule.  Because the Board was calling the Meeting to seek shareholder approval of Proposal 1, the Board determined to seek shareholder approval of a “manager of managers” arrangement at the Meeting to avoid additional meetings and proxy solicitation costs in the future.

Application of the Proposed “Manager of Managers” Arrangement by the Fund

The proposed “manager of managers” arrangement would permit New River Advisers LLC, as the Fund’s investment manager, to appoint and replace unaffiliated sub-advisers, and enter into and amend sub-advisory agreements with unaffiliated sub-advisers on behalf of the Fund without shareholder approval.  The “manager of managers” arrangement is intended to enable the Fund to operate with greater efficiency and help the Fund enhance performance by allowing New River Advisers LLC to employ sub-advisers best suited to the needs of the Fund without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers and related sub-advisory agreements.  The Board believes that it is in the best interests of the Fund and its shareholders to adopt a “manager of managers” arrangement.  A discussion of the factors considered by the Board is set forth in the section below entitled “Board Approval Of ‘Manager Of Managers’ Arrangement”.

The process of seeking shareholder approval is administratively expensive to any investment portfolio of the Trust, including the Fund, and may cause delays in executing changes that the Board and New River Advisers LLC have determined are necessary or desirable.  These costs are often borne by the Fund.  If shareholders approve the policy authorizing a “manager of managers” arrangement for the Fund, the Board would be able to act more quickly and with less expense to the Fund to appoint or replace an unaffiliated sub-adviser and enter into or amend sub-advisory agreements with unaffiliated sub-advisors on behalf of the Fund in instances in which the Board and New River Advisers LLC believe that such action would be in the best interests of the Fund and its shareholders.

In the absence of shareholder approval of new sub-advisory agreements and amendments to existing sub-advisory agreements under the proposed manager of managers arrangement, the Board, including the Independent Trustees, would continue to oversee the sub-adviser selection process to help ensure that the interests of shareholders are protected whenever New River Advisers LLC would seek to select a sub-adviser or modify a sub-advisory agreement.  Specifically, the Board, including the Independent Trustees, would evaluate and approve all sub-advisory agreements as well as any modification to an existing sub-advisory agreement.  In reviewing new sub-advisory agreements or modifications to existing sub-advisory agreements, the Board will analyze all factors that it considers to be relevant to its determination, including the sub-advisory fees, the nature, quality and extent of services to be provided by the sub-adviser, the investment performance of the assets managed by the sub-adviser in the particular style for which a sub-adviser is sought, as well as the sub-adviser’s compliance with federal securities laws and regulations.

Furthermore, operation of the Fund under the proposed manager of managers arrangement would not:  (1) permit investment management fees paid by a Fund to New River Advisers LLC to be increased without shareholder approval, or (2) diminish New River Advisers LLC’s responsibilities to the Fund, including New River Advisers LLC’s overall responsibility for the portfolio management services furnished by a sub-adviser.  Until receipt of an Order from the SEC and/or the adoption of the Rule, New River Advisers LLC will only enter into new or amended sub-advisory agreements with shareholder approval, to the extent required by applicable law.

Under the manager of managers arrangement, shareholders would receive notice of, and information pertaining to, any new sub-advisory agreement or any material change to a sub-advisory agreement.  In particular, shareholders would receive the same information about a new sub-advisory agreement and a new sub-adviser that they would receive in a proxy statement related to their approval of a new sub-advisory agreement in the absence of a “manager of managers” arrangement.  In each case, shareholders will receive such notice and information within the timeframe required by the Order or Rule, as applicable.

If Proposal 2 is not approved by the shareholders of the Fund, shareholder approval would continue to be required for New River Advisers LLC to enter into new or materially amended sub-advisory agreements with respect to the Fund.

Board Approval Of “Manager Of Managers” Arrangement

At a meeting held on July 14, 2006, the Board, including the Independent Trustees, unanimously approved the use of the manager of managers arrangement and determined (1) that it would be in the best interests of the Fund and its shareholders, and (2) to obtain shareholder approval of the same.  In evaluating this arrangement, the Board, including the Independent Trustees, considered various factors and other information, including the following:

1.

A “manager of managers” arrangement will enable the Board to act more quickly, with less expense to the Fund, in appointing new sub-advisers when the Board and New River Advisers LLC believe that such appointment would be in the best interests of the Fund and its shareholders;

2.

New River Advisers LLC would continue to be directly responsible for monitoring a sub-adviser’s compliance with the Fund’s investment objectives and investment strategies and analyzing the performance of the sub-adviser; and

3.

No sub-adviser could be appointed, removed or replaced without the Board’s approval and involvement.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE PROPOSED MANAGER OF MANAGERS ARRANGEMENT

OTHER MATTERS

No business other than as set forth herein is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders properly arise, including any question as to an adjournment of the Special Meeting, the persons named in the enclosed proxy will vote therein according to their best judgment and in the interests of the Fund.

ADDITIONAL INFORMATION

Service Providers

The Fund’s investment manager is New River Advisers LLC located at 1881 Grove Avenue, Radford, Virginia 24141.  The Fund’s investment sub-adviser is Howe and Rusling located at 120 East Avenue, Rochester, New York 14604.  The Fund’s administrator is Gemini Fund Services, LLC located at 450 Wireless Boulevard, Hauppauge, New York 11788.  The Fund’s principal underwriter is Aquarius Fund Distributors, LLC located at 4020 South 147th Street, Omaha, Nebraska 68137.

Howe and Rusling is wholly-owned by H&R Acquisition Corporation, which is wholly-owned by H&R of Rochester Corp.  H&R of Rochester Corp. is located at 120 East Avenue, Rochester, New York 14604.  Craig D. Cairns, directly or indirectly, owns more than 50% of H&R of Rochester Corp. and Mary Lisa Sisson and Martin Cournan each own, directly or indirectly, more than 10% of H&R of Rochester Corp.  Mr. Craig Cairns, along with Kurt Gelke and Michael Sisson, serve as directors of Howe and Rusling.  Mr. Cairns is president of Howe and Rusling.  Mr. Gelke serves as Chief Executive Officer of Magnus, Inc., a distributor of educational software.  Mr. Sisson, husband of Mary Lisa Sisson, serves as Project Manager for Hi-Tech of Rochester, Inc., an incubator for start up businesses in the Rochester, New York area.

Purchases or Sales of Securities

All purchases and sales of securities of the Fund since the beginning of the most recently completed fiscal year by any Trustee is described below.  Please note that transactions involving less than 1% of the outstanding securities of the Fund may be omitted.

Name of Trustee	Consideration	Terms of Payment
None greater than 1%

Security Ownership of Certain Beneficial Owners

The following table provides certain information as of December 1, 2006, the Record Date for the Special Meeting, with respect to those persons known to the Fund to be beneficial owners of more than 5% of the outstanding shares of the Fund:

Names and Addresses	Number of Shares Beneficially Owned	Percent of the Fund
Charles Schwab & Co., Inc. (for the benefit of others) 101 Montgomery Street San Francisco, CA 94104	265,236	48.19%
National Financial Services, LLC (for the benefit of others) 200 Liberty Street One World Financial Center Attn: Mutual Funds, 5th Floor New York, NY 10281	170,469	30.97%
Randal J. Kirk 1881 Grove Avenue Radford, VA 24141	74,779	13.59%
Saxon & Co. (for the benefit of others) P.O. Box 7780-1888 Philadelphia, PA 19182	28,942	5.26%

Security Ownership of Management

The following table provides certain information as of December 1, 2006, the Record Date for the Special Meeting, with respect to the beneficial ownership of the Fund’s shares by (1) each Trustee and officer and (2) all Trustees and officers as a group:

Name of Trustee/Officer	Number of Shares Beneficially Owned	Percent of the Fund
Robert Patzig	2,919	*

*Less than 1%.

As of the Record Date, all Trustees and officers as a group owned 2,919 shares or less than 1% of the Fund.

Principal Executive Officer and Trustees

The following table provides the name, address and principal occupation of the principal executive officers and trustees of the Trust.

Name	Address	Principal Occupation
Doit L. Koppler II, CPA	1881 Grove Avenue Radford, VA 24141	Managing Director and Treasurer of Third Security, LLC
Vijay Singal, Ph.D, CFA	Virginia Tech 1016 Pamplin Hall Blacksburg, VA 24061	Head of the Department of Finance at the Pamplin College of Business at the Virginia Polytechnic Institute and State University
William Fry, CPA	1881 Grove Avenue Radford, VA 24141	Chief Financial Officer or RADVA Corp.
Leon Peter Fletcher, Ph.D	1881 Grove Avenue Radford, VA 24141	Professor Emeritus of Mathematics at Virginia Polytechnic Institute and State University
Robert Patzig	1881 Grove Avenue Radford, VA 24141	Senior Managing Director and Director of Research of Third Security, LLC
Theodore J. Fisher	1881 Grove Avenue Radford, VA 24141	Managing Director and Associate General Counsel of Third Security, LLC
Andrew Rogers	450 Wireless Boulevard Hauppauge, NY 11788	President of Gemini Fund Services, LLC
Michael J. Wagner	450 Wireless Boulevard Hauppauge, NY 11788	President of Fund Compliance Services, LLC

The following table provides the name, address and principal occupation of the principal executive officers and directors of Howe and Rusling.

Name	Address	Principal Occupation
Craig Cairns	120 East Avenue Rochester, New York 14604	President of Howe and Rusling
Mary Lisa Sisson	120 East Avenue Rochester, New York 14604	Vice President of Howe and Rusling
Casimir P. Ryan, Jr.	120 East Avenue Rochester, New York 14604	Vice President of Howe and Rusling
Kurt Gelke	120 East Avenue Rochester, New York 14604	Chief Executive Officer of Magnus, Inc.
Michael Sisson	120 East Avenue Rochester, New York 14604	Project Manager for Hi-Tech of Rochester, Inc.

Fees Paid

In the previous fiscal year ended August 31, 2006, the fees earned by Howe and Rusling, after reducing the Fund’s operating costs in accordance with the Expense Limitation Agreement, were $0.  The services will continue to be provided upon the approval of the Proposed Sub-Advisory Agreement.

Outstanding Shares and Net Assets

As of the Record Date, the Fund had 550,373 shares outstanding and $7,303,454 total net assets.

Portfolio Transactions

The Fund does not allocate portfolio brokerage on the basis of the sales of shares, although brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions.  The Fund does not make portfolio transactions through affiliated brokers.

There were no material transactions since the beginning of the last fiscal year in which any Trustee or officer of the Fund had an interest.

Solicitation of Proxies and Voting

In order that you may be represented at the Special Meeting or any adjournment or adjournments thereof, you are requested to indicate your voting instructions on the enclosed Proxy Card, dating and signing the form, and mailing the form promptly in the enclosed postage-paid envelope, allowing sufficient time for the form to be received before the Special Meeting.  Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the effect of a negative vote.

A quorum for the Special Meeting will consist of a majority of the shares issued and outstanding and entitled to vote either in person or represented by proxy.  If, by the time scheduled for the Special Meeting, a quorum is not present or if a quorum is present but sufficient voting instructions in favor of the proposals described in this Proxy Statement are not received from shareholders, the Fund or New River Advisers LLC may propose one or more adjournments of the Special Meeting to permit further solicitation of voting instructions from shareholders.  Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present, in person or by proxy, at the session of the Special Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interests of the Fund's shareholders.

Unless the voting instructions direct the Fund or New River Advisers LLC otherwise, votes pursuant to the enclosed voting instructions will be cast for the Proposed Sub-Advisory Agreement and manager of managers arrangement.  Each proposal requires the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of the Fund as of the Record Date; or (ii) 67% or more of the outstanding shares of the Fund as of the Record Date and present at the Special Meeting, if more than 50% of the outstanding shares of the Fund as of the Record Date are present at the Special Meeting in person or by proxy.  Abstentions are counted as shares present for the purpose of determining whether a quorum is present, but are not treated as votes cast with respect to the proposals. Accordingly, abstentions will be treated as votes present at the Special Meeting and will have the same effect as a vote “against” the proposals.

Voting instructions may be revoked at any time prior to the final vote at the Special Meeting by: (i) written instruction addressed to the New River Funds, 1881 Grove Avenue, Radford, Virginia 24141; (ii) attendance at the Special Meeting and voting in person; or (iii) by proper execution and return of a new Proxy Card (if received in time to be voted).  Mere attendance at the Special Meeting will not revoke voting instructions.

The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, these shares will be considered “broker non-votes.”  Broker non-votes will not count towards the number of votes in favor of the approval of the Proposed Sub-Advisory Agreement or the manager of managers arrangement, which means they will have the effect of a vote against these proposals.  With respect to any other business that may properly come before the meeting, the effect of broker non-votes will be dependent upon the vote that is required to approve such proposal.

Your vote is being solicited by the Board of Trustees.  The cost of soliciting proxies will be paid by New River Advisers LLC.  As part of the costs of soliciting proxies, New River Advisers LLC reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies.  New River Advisers LLC, on behalf of the Fund, may engage a firm (the “Solicitor”) to solicit proxies from brokers, banks, and other institutional holders and individual shareholders at a cost not to exceed $10,000, including out of pocket expenses.  The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy or oral solicitations.  If the Fund does not receive your proxy by a certain time, you may receive a telephone call from the Fund officers, employees, or agents of New River Advisers LLC or the Solicitor asking you to vote.  The Fund does not reimburse officers of the Fund, or regular employees and agents of New River Advisers LLC involved in the solicitation of proxies.

Other Business

The Board of Trustees knows of no other business to be brought before the Special Meeting.  If other business should properly come before the meeting, the proxy holders will vote thereupon in their discretion.

The Trust does not hold annual or regular meetings of the shareholders.  Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise.  Shareholders wishing to submit proposals for inclusion in the proxy statement for a subsequent meeting of the shareholders of the Trust should send their written proposals to the Secretary of the Trust, 1881 Grove Avenue, Radford, Virginia 24141.  They must be received by the Trust within a reasonable period of time prior to any such shareholder meeting.

EXHIBIT A

Proposed Sub-Advisory Agreement

NEW RIVER FUNDS

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (the “Agreement”) made this ___ day of ____________, 2007, by and between New River Advisers LLC, a limited liability company organized and existing under the laws of the Commonwealth of Virginia (the “Manager”), and Howe and Rusling, Inc., a corporation organized and existing under the laws of the State of New York (the “Sub-Adviser”).

WITNESSETH:

WHEREAS, the Manager and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engage in the business of providing investment management services; and

WHEREAS, the Manager has been retained to act as investment adviser pursuant to an Investment Management Agreement dated September 12, 2003 (the “Investment Management Agreement”) with New River Funds (the “Trust”), which is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), currently consisting of several separate series of shares, each having its own investment objectives and policies and which is authorized to create more series; and

WHEREAS, Section 2 of the Investment Management Agreement permits the Manager, subject to the supervision and direction of the Trust’s Board of Trustees, to delegate certain of its duties under the Investment Management Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Manager desires to retain Sub-Adviser to assist it in the provision of a continuous investment program for that portion of the assets of one or more of the series set forth in Exhibit A of this Agreement (each a “Fund”) of the Trust that the Manager will assign to the Sub-Adviser (the “Sub-Adviser Assets”), and the Sub-Adviser is willing to render such services subject to the terms and conditions set forth in this Agreement; and

WHEREAS, the Manager and Sub-Adviser entered into the original Sub-Advisory Agreement on September 12, 2003, which was amended on July 1, 2004.  Subsequently, the Manager and Sub-Adviser entered into an Interim Sub-Advisory Agreement dated October 31, 2006, pursuant to Rule 15a-4 under the 1940 Act.  Shareholders of the Fund at a shareholder meeting on ____________ __, 2007, approved this Agreement.

NOW, THEREFORE, in consideration of the covenants and the mutual premises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1.

Appointment as Sub-Adviser.  The Manager hereby retains the Sub-Adviser to act as investment adviser for, and to manage the Sub-Adviser Assets, subject to the supervision of the Manager and the Board of Trustees of the Trust and subject to the terms of this Agreement; and the Sub-Adviser hereby accepts such employment.  In such capacity, the Sub-Adviser shall be responsible for the investment management of the Sub-Adviser Assets.  The Sub-Adviser agrees to exercise the same skill and care in performing its services under this Agreement as the Sub-Adviser exercises in performing similar services with respect to other fiduciary accounts for which the Sub-Adviser has investment responsibilities.

2.

Duties of Sub-Adviser.

(a)

Investments.  The Sub-Adviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of each Fund as set forth in such Fund’s prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to as the “Prospectus”) and subject to the directions of the Manager and the Trust’s Board of Trustees, as set forth more particularly in Schedule A hereto, as may be amended from time to time, to purchase, hold and sell investments for the Sub-Adviser Assets and to monitor on a continuous basis the performance of the Sub-Adviser Assets.  In providing these services, the Sub-Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Sub-Adviser Assets.  The Manager agrees to provide the Sub-Adviser information concerning a Fund, its assets available or to become available for investment, and generally as to the conditions of a Fund’s or the Trust’s affairs.

(b)

Compliance with Applicable Laws and Governing Documents.  In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall with respect to Sub-Adviser Assets, act in conformity with the Trust’s Declaration of Trust and By-Laws, the Prospectus(es), and with the instructions and directions received in writing from the Manager or the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Advisers Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations.  The Manager will provide the Sub-Adviser with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may affect a Fund or the duties of the Sub-Adviser, and with the copies of any financial statements or reports made by a Fund to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

The Manager will provide the Sub-Adviser with reasonable advance notice of any change in a Fund’s investment objectives, policies and restrictions as stated in the Prospectus, and the Sub-Adviser shall, in the performance of its duties and obligations under this Agreement, manage the Sub-Adviser Assets consistent with such changes, provided the Sub-Adviser has received prior notice of the effectiveness of such changes from the Trust or the Manager.  In addition to such notice, the Manager shall provide to the Sub-Adviser a copy of a modified Prospectus reflecting such changes. The Sub-Adviser will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or a Fund with respect to the Sub-Adviser Assets, but shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Sub-Adviser to the Trust, to the Fund or to the Manager specifically for inclusion in the Prospectus.  The Sub-Adviser hereby agrees to provide to the Manager in a timely manner such information relating to the Sub-Adviser and its relationship to, and actions for, a Fund as may be required to be contained in the Prospectus or in the Trust’s registration statement on Form N-1A.

(c)

Voting of Proxies.  The Sub-Adviser shall have the power to vote pursuant to proxy voting policies and procedures that meet the requirements of the Advisers Act, either in person or by proxy, all securities in which the Sub-Adviser Assets may be invested from time to time, and shall not be required to seek or take instructions from the Manager, the Trust or a Fund or take any action with respect thereto. At the request of the Fund, the Sub-Adviser shall provide the Fund with its recommendations as to the voting of such proxies.

(d)

Brokerage.  The Sub-Adviser will place orders pursuant to the Sub-Adviser’s investment determinations for a Fund either directly with the issuer or with any broker or dealer.  In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of a Fund the best overall execution available.  In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to a Fund and/or other accounts over which the Sub-Adviser may exercise investment discretion.  The Sub-Adviser is authorized, subject to the prior approval of the Trust’s Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer - - viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to a Fund.

(e)

Code of Ethics.  The Sub-Adviser, including its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act), agrees to observe and comply with Rule 17j-1, Rule 204A-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1 and Rule 204A-1), as the same may be amended from time to time.  On at least an annual basis, the Sub-Adviser will comply with the reporting requirements of Rule 17j-1 and Rule 204A-1, which may include either (i) certifying to the Manager that the Sub-Adviser and its Access Persons have complied with the Sub-Adviser’s Code of Ethics with respect to the Sub-Adviser Assets or (ii) identifying any violations which have occurred with respect to the Sub-Adviser Assets, and the Sub-Adviser will certify to the Manager that the Sub-Adviser has adopted procedures reasonably necessary to prevent Access Persons from violating the Sub-Adviser’s Code of Ethics.  The Sub-Adviser will also submit its Code of Ethics for its initial approval by the Board of Trustees and subsequently within six months of any material change of thereto.

(f)

Books and Records.  The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Sub-Adviser Assets, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.  The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

(g)

Information Concerning Sub-Adviser Assets and the Sub-Adviser.  From time to time as the Manager or the Trust may request, the Sub-Adviser will furnish the requesting party reports on portfolio transactions and reports on Sub-Adviser Assets held in the portfolio, all in such detail as the Manager or the Trust may reasonably request.  The Sub-Adviser also will inform the Manager in a timely manner of material changes in portfolio managers responsible for Sub-Adviser Assets, any changes in the ownership or management of the Sub-Adviser, or of material changes in the control of the Sub-Adviser.  Upon reasonable request, the Sub-Adviser will make available its officers and employees to meet with the Trust’s Board of Trustees to review the Sub-Adviser Assets.

The Sub-Adviser also will provide such information or perform such additional acts as are customarily performed by a Sub-Adviser and may be required for a Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Code, the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the “Securities Act”) and any federal or state securities laws, and any rule or regulation thereunder.

(h)

Custody Arrangements.  The Sub-Adviser shall on each business day provide the Manager and the Trust’s custodian such information as the Manager and the Trust’s custodian may reasonably request relating to all transactions concerning the Sub-Adviser Assets.

(i)

Historical Performance Information.  To the extent agreed upon by the parties, the Sub-Adviser will provide the Trust with historical performance information on similarly managed investment companies or for other accounts to be included in the Prospectus or for any other uses permitted by applicable law.

3.

Independent Contractor.  In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust or the Manager in any way or otherwise be deemed an agent of a Fund, the Trust or the Manager.

4.

Expenses.  Other than those expressly stated to be payable by the Sub-Adviser hereunder or by the Manager under the Investment Management Agreement, the Fund is responsible for and has assumed the obligation for payment of all of its expenses, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Funds including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; expenditures in connection with meetings of each Fund’s shareholders and Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Manager; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of obtaining and maintaining any required registration or notification for its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for a Fund.  The Sub-Adviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Trust or the Manager, as the case may be, shall reimburse the Sub-Adviser for any expenses as may be reasonably incurred by the Sub-Adviser, at the request of and on behalf of a Fund or the Manager. The Sub-Adviser shall keep and supply to the Trust and the Manager reasonable records of all such expenses.

5.

Compensation. For the services provided and the expenses assumed with respect to a Fund pursuant to this Agreement, the Manager agrees to pay the Sub-Adviser a monthly fee equal to 40% of the monthly management fee rate that the Fund is obligated to pay the Manager under its Management Agreement with the Manager.  If in any fiscal year the aggregate expenses of the Fund exceed any applicable expense limitation, and the Manager waives all or a portion of its management fee or reimburses the Fund for expenses to the extent required to satisfy such limitation, the fee paid to the Sub-Adviser will be reduced by 40% of the amount of such waivers or reimbursements. If the Sub-Adviser reduces its fees to reflect such waivers or reimbursements and the Manager subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Adviser shall be entitled to receive from the Manager a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Manager required by such limitations are in excess of the Manager's management fee, the fee paid to the Sub-Adviser will be reduced to zero for that month, but in no event shall the Sub-Adviser be required to reimburse the Manager for all or a portion of such excess reimbursements.

If this Agreement is terminated prior to the end of any calendar month, the fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which this Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

6.

Representations and Warranties of the Sub-Adviser.  The Sub-Adviser represents and warrants to the Manager and the Trust as follows:

(a)

The Sub-Adviser is registered as an investment adviser under the Advisers Act;

(b)

The Sub-Adviser is a corporation duly organized and validly existing under the laws of the State of New York with the power to own and possess its assets and carry on its business as it is now being conducted;

(c)

The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its Board of Directors and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser; and

(d)

The Form ADV of the Sub-Adviser previously provided to the Manager is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.  The Sub-Adviser will promptly provide the Manager and the Trust with a complete copy of all subsequent amendments to its Form ADV.

7.

Representations and Warranties of the Manager.  The Manager represents and warrants to the Sub-Adviser and the Trust as follows:

(a)

The Manager is registered as an investment adviser under the Advisers Act;

(b)

The Manager is a corporation duly organized and validly existing under the laws of the Commonwealth of Virginia with the power to own and possess its assets and carry on its business as it is now being conducted;

(c)

The execution, delivery and performance by the Manager of this Agreement are within the Manager’s powers and have been duly authorized by all necessary action on the part of its Board of Directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Manager for the execution, delivery and performance by the Manager of this Agreement, and the execution, delivery and performance by the Manager of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Manager’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Manager;

(d)

The Form ADV of the Manager as provided to the Sub-Adviser is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(e)

The Manager and the Trust have duly entered into the Investment Management Agreement pursuant to which the Trust authorized the Manager to enter into this Agreement.

8.

Survival of Representations and Warranties; Duty to Update Information.  All representations and warranties made by the Sub-Adviser and the Manager pursuant to Sections 6 and 7, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

9.

Liability and Indemnification.

(a)

Liability.  The duties of the Sub-Adviser shall be confined to those expressly set forth herein, with respect to the Sub-Adviser’s Assets.  The Sub-Adviser shall not be liable for any loss arising out of any investment hereunder, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable federal and state law which cannot be waived or modified hereby. (As used in this Section 9, the term “Sub-Adviser” shall include directors, officers, employees and other corporate agents of the Sub-Adviser as well as that corporation itself).

(b)

Indemnification.  The Sub-Adviser shall indemnify the Manager, the Trust and each Fund, and their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys’ fees, which the Manager, the Trust or a Fund and their respective affiliates and controlling persons may sustain as a result of the Sub-Adviser’s willful misfeasance, bad faith, negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws. Notwithstanding any other provision in this Agreement, the Sub-Adviser will indemnify the Manager, the Trust and each Fund, and their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys’ fees, to which they may be subjected as a result of their reliance upon and use of the historical performance calculations provided by the Sub-Adviser concerning the Sub-Adviser’s composite account data or historical performance information on similarly managed investment companies or accounts, except that the Manager, the Trust and each Fund and their respective affiliates and controlling persons shall not be indemnified for a loss or expense resulting from their negligence or willful misconduct in using such numbers, or for their failure to conduct reasonable due diligence with respect to such information.

The Manager shall indemnify the Sub-Adviser, its affiliates and its controlling persons, for any liability and expenses, including reasonable attorneys’ fees, howsoever arising from, or in connection with, the Manager’s breach of this provision or its representations and warranties herein; provided, however, that the Sub-Adviser shall not be indemnified for any liability or expenses which may be sustained as a result of the Sub-Adviser’s willful misfeasance, bad faith, negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

10.

Duration and Termination.

(a)

Duration.  This Agreement, unless sooner terminated as provided herein, shall for the Fund(s) listed on Exhibit A attached hereto remain in effect from the date of execution (the “Effective Date.”), until five (5) years from the Effective Date, so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of each Fund (except as such vote may be unnecessary pursuant to relief granted by an exemptive order from the SEC).  The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(b)

Termination.  This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by:  (1) the vote of a majority of the Trustees of the Trust or by the Manager, in each case, on not less than 30 days nor more than 60 days written notice to the Sub-Adviser, or (2) by the Manager immediately upon written notice to the other parties in the event of a breach of any provision to this Agreement by any of the parties.

This Agreement shall not be assigned and shall terminate automatically in the event of its assignment or upon the termination of the Investment Management Agreement.

This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

11.

Amendment.  This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board of Trustees and (b) the vote of a majority of those Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law, and unless otherwise permitted pursuant to exemptive relief granted by the SEC, by a vote of the majority of a Fund’s outstanding securities.

12.

Confidentiality.  Subject to the duties of the Manager, the Trust (and each Fund), and the Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to a Fund and the actions of the Sub-Adviser, the Manager, the Trust, and a Fund in respect thereof.  In accordance with Section 248.11 of Regulation S-P ( 17 CFR 248.1-248.30), Sub-Adviser will not directly, or indirectly through an affiliate, disclose any non-public personal information, except as permitted or required by law, as defined in Regulation S-P, received from the Trust or the Manager, regarding any shareholder, to any person that is not affiliated with the Trust or with Sub-Adviser, and, provided that, any such information disclosed to an affiliate of Sub-Adviser shall be under the same limitations on non-disclosure.

13.

Notice.  Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

(a)

If to the Manager:

New River Advisers LLC

1881 Grove Avenue

Radford, Virginia  24141

(b)

If to the Sub-Adviser:

Howe and Rusling, Inc.,

120 East Avenue

Rochester, New York 14604

14.

Governing Law.  This Agreement shall be governed by the internal laws of the Commonwealth of Virginia without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.  Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

15.

Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

16.

Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

17.

Certain Definitions.  For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” “affiliates,” “controlling persons” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC, and the term “Fund” or “Funds” shall refer to those Fund(s) for which the Sub-Adviser provides investment management services and as are listed on Exhibit A to this Agreement.

18.

Captions.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

19.

Anti-Money Laundering Compliance.  The Sub-Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, and implementing regulations (“BSA”), the Funds have adopted an Anti-Money Laundering Policy.  The Sub-Adviser agrees to comply with the Funds’ Anti-Money Laundering Policy and the BSA, as the same may apply to the Sub-Adviser, now and in the future.  The Sub-Adviser further agrees to provide to the Funds and/or the Trust such reports, certifications and contractual assurances as may be requested by the Funds or the Trust.

20.

Certifications; Disclosure Controls and Procedures.  The Sub-Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002, and the implementing regulations promulgated thereunder, the Funds are required to make certain certifications and have adopted disclosure controls and procedures.  To the extent reasonably requested by the Trust or the Funds, the Sub-Adviser agrees to use its best efforts to assist the Trust and the Funds in complying with the Sarbanes-Oxley Act and implementing the Funds’ disclosure controls and procedures.  The Sub-Adviser agrees to inform the Trust, the Funds, and the Manager of any material development related to the Trust or the Funds that the Sub-Adviser believes is relevant to the certification obligations of the Funds under the Sarbanes-Oxley Act.

(signatures on next page)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

MANAGER

New River Advisers LLC

By:_________________________________

Randal J. Kirk

Manager of Third Security, LLC which is

Manager of New River Advisers LLC

SUB-ADVISER

Howe and Rusling, Inc.

By:_________________________________

Name:

Title:

NEW RIVER FUNDS

SUB-ADVISORY AGREEMENT

Exhibit A

New River Core Equity Fund

NEW RIVER FUNDS

NEW RIVER CORE EQUITY FUND

Proxy for a Special Meeting of Shareholders

December 8, 2006

The undersigned hereby constitutes and appoints Doit L. Koppler II, Robert Patzig, Theodore J. Fisher and Andrew Rogers, or any of them, with the power of substitution and resubstitution, as proxies to appear and vote all of the shares of stock standing in the name of the undersigned on the Record Date at the Special Meeting of the Shareholders of New River Core Equity Fund (the “Fund”) to be held at 1881 Grove Avenue, Radford, Virginia 24141 on the 8th day of January, 2007 at 10:00 a.m. (local time), or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card.

The undersigned hereby revokes any prior proxy to vote at such Special Meeting, and hereby ratifies and confirms all that said proxies may lawfully do by virtue thereof.

THE BOARD OF TRUSTEES OF NEW RIVER FUNDS RECOMMENDS A VOTE FOR THE FOLLOWING:

This proxy will be voted as specified below with respect to the action to be taken on the following proposals.

1.   To approve a new investment sub-advisory agreement between New River Advisers LLC and Howe and Rusling, Inc.

FOR_______            AGAINST_________           ABSTAIN________

2.

To approve the use of a “manager of managers” arrangement whereby New River Advisers LLC will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

FOR_______            AGAINST_________           ABSTAIN________

IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said proxies shall vote in accordance with their best judgment.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

Please sign, date and return the proxy card promptly using the enclosed postage-paid envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote “for” Proposal 1 and Proposal 2.

By signing and dating this card, you are authorizing the proxies to vote on Proposal 1 and Proposal 2 as marked.  If not marked, proxies will vote “for” the Proposal(s) and as they see fit on any other matter as may properly come before the Special Meeting.  If you do not intend to personally attend the Special Meeting, please complete and mail this card at once in the enclosed postage-paid envelope.

___________________________________________                      ___________________

SIGNATURE                                                                                      DATE

___________________________________________                      ___________________

SIGNATURE (JOINT OWNER)                                                       DATE

___________________________________________

TITLE (IF NECESSARY)

This proxy is solicited on behalf of the Trust’s Board of Trustees, who unanimously recommends that you vote “FOR” the Proposals.